COMPUTATIONAL MATERIALS

First Horizon ABS Trust 2004-HE1
$302,628,000 (Approximate) Class A Notes First Tennessee Bank National Association (Seller and Master Servicer) First Horizon Asset Securities, Inc. (Depositor) (Guarantor)

FTN FINANCIAL

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

FHABS Home Equity Loan Trust 2004-HE1

To 10% Optional Termination (1)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	302,628,000	Flt-PT	Im LIBOR	2.16	4/04-8/09	8/2009	1/2024	AAA/Aaa

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	302,628,000	Flt-PT	Im LIBOR	2.30	4/04-2/14	2/2014	1/2024	AAA/Aaa

Prepayment Rate / Draw Rate

HELOCs 40% CPR / 10% CDR

(1)

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after the first Payment Date on which the principal balance of the Class A Notes declines to 10%  or less of the principal balance of the Class A Notes as of the Closing Date.

(2)

The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Insurer guarantees payment equal to the aggregate outstanding Class A Note principal balance.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws

Class A

(Assumes 10.0% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	3.73	4/04-6/13	2.43	4/04-5/10	1.72	4/04-8/08	1.48	4/04-1/08	1.27	4/04-6/07
5%	4.36	4/04-2/14	2.78	4/04-1/11	1.92	4/04-2/09	1.62	4/04-5/08	1.38	4/04-10/07
10%	5.15	4/04-8/14	3.20	4/04-8/11	2.16	4/04-8/09	1.80	4/04-11/08	1.52	4/04-2/08
20%	7.38	4/04-11/14	4.43	4/04-8/12	2.83	4/04-8/10	2.31	4/04-10/09	1.91	4/04-2/09
30%	7.21	4/04-6/14	6.50	4/04-12/12	3.96	4/04-6/11	3.14	4/04-9/10	2.51	4/04-12/09

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws (continued)

Class A

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	4.00	4/04-7/21	2.64	4/04-7/17	1.88	4/04-2/14	1.61	4/04-11/12	1.40	4/04-9/11
5%	4.58	4/04-10/19	2.97	4/04-10/16	2.07	4/04-3/14	1.76	4/04-1/13	1.51	4/04-1/12
10%	5.31	4/04-6/18	3.37	4/04-2/16	2.30	4/04-2/14	1.94	4/04-2/13	1.64	4/04-3/12
20%	7.45	4/04-5/16	4.53	4/04-11/14	2.95	4/04-9/13	2.43	4/04-1/13	2.01	4/04-6/12
30%	7.26	4/04-8/15	6.55	4/04-11/13	4.03	4/04-2/13	3.22	4/04-9/12	2.60	4/04-4/12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Trust:	First Horizon ABS Trust 2004-HE1
Depositor:	First Horizon Asset Securities, Inc.
Seller and Servicer:	First Tennessee Bank National Association
Indenture Trustee:	Bank of New York
Owner Trustee:	Wilmington Trust Company
Surety Provider:	Financial Guaranty Insurance Corporation (“FGIC”)
Note Ratings:	S&P and Moody’s
Sole Manager:	FTN Financial
Expected Pricing Date:	The week of March 15, 2004
Expected Closing Date:	On or about March 25, 2004
Payment Date:	25th of each month, or the next succeeding Business Day (First Payment Date: April 26, 2004)
Cut-Off Date:	March 1, 2004
Delay Days:	0 days
Day Count:	Actual/360
Interest Accrual:	Accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.
Class A Note Rate:	The lesser of (x) 1 Month LIBOR + __% (the “Class A Formula Rate”) and (y) the Maximum Rate.
Due Period:	The calendar month immediately preceding the month in which the current Payment Date occurs.
Credit Enhancement:	Excess spread. Approximate excess spread at issue is 3.65%
2.45% overcollateralization target.

Financial Guaranty Insurance Corporation (“FGIC” or the “Insurer”) will unconditionally guarantee timely payments of interest on the Class A Notes and payments of principal as described below (“Guaranteed Principal Distribution Amount”).

Optional Termination:

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after which the principal balance of the Class A Notes declines to 10% or less of the principal balance of the Class A Notes as of the Closing Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Termination of Trust:

The Trust shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing on the Class A Notes and to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust; (ii) the optional purchase by the Servicer of the mortgage loans as described above and (iii) the Payment Date in January 2024.

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Class A Notes will not be SMMEA eligible.
ERISA Eligibility:	The Class A Notes are expected to be ERISA eligible.
Tax Structure:	Debt for Federal income tax purposes.
Servicing Advances:	All reasonable and customary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of
(i) the preservation, restoration and protection of the mortgaged property,
(ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and
(iv) compliance with various other obligations as specified in the Sale and Servicing Agreement.
The Servicer will not advance delinquent payments of principal and interest.
Interest Distributions:	Interest collections (net of the servicing fee and the indenture trustee fee) allocable to the Class A Notes will be distributed in the following priority:
(1) to pay the Insurer premium;
(2) to pay accrued and overdue accrued interest on the Class A Notes at the Class A Note Rate;
(3) to cover any Investor Charge-Off Amounts;
(4) to reimburse the Insurer for prior draws made from the Policy;
(5) to build overcollateralization up to the required level;
(6) as payment for any other amounts owed to the Insurer;
(7) to pay the Class A LIBOR Interest Carryover; and
(8) to the owner of the transferor interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Maximum Rate:

The Maximum Rate for any payment date is equal to the product of (i) the average of the mortgage loan rates (adjusted to an actual/360 basis), minus the servicing fee rate, the rate at which the indenture trustee’s fees are calculated, the rate at which the premium on the Policy is calculated and 25 basis points, for each mortgage loan, weighted on the basis of the related principal balance of each mortgage loan on the first day of the related Due Period, multiplied by (ii) a fraction the numerator of which is the Invested Amount for the previous Payment Date and the denominator of which is the Class A Note principal balance after taking into account all payments of principal on such previous Payment Date.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is equal to the Maximum Rate, any interest which would have accrued at the Class A Formula Rate above the Maximum Rate will be payable (with interest accrued thereon at the Class A Formula Rate) on the next Payment Date to the extent available.

Distributable Excess Spread:

The interest collections on the mortgage loans that are allocated to the Class A Notes are expected to exceed the amount of interest due and payable on the Class A Notes. A portion of this excess will be applied as payments of principal on the Class A Notes. This will result in a limited acceleration of principal payments on the Class A Notes relative to the amortization of the mortgage loans, thereby creating overcollateralization for the Class A Notes (the amount of such overcollateralization, the “overcollateralization amount”). Once the required level of overcollateralization is reached, the application of the excess payments will cease, until it is again needed to maintain the required level of overcollateralization.

Overcollateralization Release:

Beginning with the Payment Date in October 2006, the overcollateralization amount is allowed to step down subject to delinquency, cumulative loss, and excess spread tests.  If these tests are satisfied, the overcollateralization requirement after the Payment Date in September 2006 will equal the greater of: (A) 4.90% of the current pool principal balance; and (B) 0.50% of the Cut-Off Date pool principal balance.

At any time the excess of the overcollateralization amount over the specified overcollateralization amount (such excess, the “excess overcollateralization amount”) will reduce the amount of principal collections distributed on a payment date and will be released from the trust.

Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in March 2009 or the occurrence of a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the earlier of Payment Date in April 2009 or the occurrence of a Rapid Amortization Event.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Principal Collections Distributed to Noteholders:

On each Payment Date during the Managed Amortization Period, holders of the Class A Notes will receive aggregate principal collections on the mortgage loans during the related Due Period less aggregate draws on such mortgage loans allocable to such period.

On each Payment Date during the Rapid Amortization Period, holders of the Class A Notes will receive 100% of the principal collections on the mortgage loans during the related Due Period until the Class A Notes are paid in full.

Guaranteed Principal Distribution Amount:

With respect to any Payment Date other than the Payment Date in January 2024, FGIC will guarantee a payment equal to the amount, if any, by which the Class A Note principal balance (after giving effect to the payment of principal on such Payment Date) exceeds the Invested Amount for that Payment Date.  With respect to the Payment Date in January 2024, FGIC will guarantee a payment equal to the outstanding Class A Note principal balance.

Invested Amount:

With respect to any Payment Date is the Invested Amount on the Closing Date reduced by (i) the aggregate amount of Investor Principal Distribution Amounts paid on the Class A Notes (before taking into account Overcollateralization Reduction Amounts) up to and including the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts up to and including such Payment Date.  The Invested Amount on the Closing Date will be approximately $302,628,574.41.

Investor Principal Distributions Amounts:

For each Payment Date through the Payment Date in March 2009, unless a Rapid Amortization Event has occurred and is continuing, is equal to all Principal Collections received during the preceding Due Period minus the amount of all additional balances drawn under the mortgage loans during the preceding Due Period (but not less than zero); and on each Payment Date after the Payment Date in March 2009 or if a Rapid Amortization Event has previously occurred and is continuing, is equal to all Principal Collections received during the preceding Due Period. In each case such amount will be reduced by the Overcollateralization Reduction Amount.

Overcollateralization Reduction Amount:

The lesser of the excess overcollateralization amount for such Payment Date and the Investor Principal Distribution Amount for such Payment Date (before taking into account the Overcollateralization Reduction Amount).

Investor Charge-Off Amounts:	The Floating Allocation Percentage of the amount of the principal balance that has been written down.
Floating Allocation Percentage:

With respect to any Payment Date is the percentage equivalent of a fraction with a numerator of the Invested Amount for the previous Payment Date (or the Closing Date, in the case of the first Payment Date) and a denominator of the Pool Balance at the end of the related Due Period (or as of the Cut-Off Date, in the case of the first Payment Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Rapid Amortization Event:

(i)

Class A interest collections or principal collections for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Class A Notes, and such failure continues for a period of five Business Days;

(ii) a declaration of bankruptcy or insolvency by any of the Trust, the Depositor, or the Servicer;
(iii) the Trust becomes subject to the Investment Company Act of 1940;

(iv)

failure on the part of the Trust, the Depositor, the Seller or the Servicer to perform any of its other material obligations under the Sale and Servicing Agreement, the Trust Agreement or the Indenture;

(v) draws under the policy exceeding 1.00%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Loss, Delinquency and Foreclosure Experience of the Servicer’s Portfolio of HELOCs (1)

	As of December 31, 2003 Principal Balance	Percentage	As of December 31, 2002 Principal Balance	Percentage	As of December 31, 2001 Principal Balance	Percentage
Portfolio	$3,805,383,938		$2,352,658,981		$1,218,572,642

Delinquencies
30-59 days	9,859,124	0.26%	9,521,494	0.40%	13,362,147	1.10%
60-89 days	3,123,960	0.08%	4,492,324	0.19%	3,771,517	0.31%
90-119 days	1,922,789	0.05%	3,065,419	0.13%	1,379,156	0.11%
120 plus	3,141,828	0.08%	3,543,269	0.15%	2,775,811	0.23%

Total Delinquency	$18,047,701	0.47%	$20,622,506	0.88%	$21,288,632	1.75%

Gross Charge-offs	$12,785,048		$11,509,627		$10,470,197
Recoveries	1,236,360		863,191		434,360
Net Charge-offs	$11,548,688		$10,646,436		$10,035,837

	As of December 31, 2000 Principal Balance	Percentage
Portfolio	$970,529,927

Delinquencies
30-59 days	9,696,096	1.00%
60-89 days	2,767,334	0.29%
90-119 days	2,377,347	0.24%
120 plus	2,864,624	0.30%

Total Delinquency	$17,705,400	1.82%

Gross Charge-offs	$6,050,114
Recoveries	281,778
Net Charge-offs	$5,768,336

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Summary
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)
Total Number of Loans	6,228
Total Outstanding Loan Balance	$302,628,574.41
Average Loan Balance	$48,591.61
Average Credit Limit	$50,874.96
Average Credit Limit Utilization Rate	95.51%
Current WA Coupon	5.701%
WA Margin	1.701%
WA Seasoning (months)	3
WA Remaining Term (months)	237
WA Remaining Draw Term (months)	66
WA CLTV	87.32%
WA Current FICO (as of 12/31/03)	714
Lien Position (% first / % junior)	6.69% / 93.31%
Property Type
Single Family	94.93%
Condo	4.89%
Occupancy Status
Owner Occupied	97.00%
Non-Owner Occupied	3.00%
Geographic Distribution	CA 22.39%
WA 7.59%
VA 6.50%
MD 6.31%
OR 5.41%
GA 4.40%
PA 4.36%
FL 3.94%
CO 3.61%
AZ 3.48%
other states account individually for less than 3% of pool balance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Principal Balances
Current HELOC Balance Range	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Less than $20,001	1,113	$16,178,277.59	5.35%
$ 20,001 – $ 40,000	2,385	69,528,485.83	22.97
$ 40,001 – $ 60,000	1,197	58,364,298.59	19.29
$ 60,001 – $ 80,000	568	39,195,521.44	12.95
$ 80,001 – $100,000	388	35,248,166.14	11.65
$100,001 – $120,000	219	23,295,402.88	7.70
$120,001 – $140,000	111	14,202,755.21	4.69
$140,001 – $160,000	75	11,181,086.74	3.69
$160,001 – $180,000	48	8,142,793.07	2.69
$180,001 – $200,000	30	5,728,123.32	1.89
$200,001 – $220,000	30	6,244,875.60	2.06
$220,001 – $240,000	31	7,123,688.32	2.35
$240,001 – $260,000	33	8,195,099.68	2.71
Total:	6,228	$302,628,574.41	100.00%

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Owner Occupied	6,042	$293,552,499.54	97.00%
Second Homes	186	9,076,074.87	3.00
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.01 - 10.00	4	$ 105,871.80	0.03%
10.01 - 15.00	3	159,351.52	0.05
15.01 - 20.00	8	484,101.29	0.16
20.01 - 25.00	11	829,427.39	0.27
25.01 - 30.00	19	1,068,303.71	0.35
30.01 - 35.00	15	770,874.77	0.25
35.01 - 40.00	14	1,048,452.99	0.35
40.01 - 45.00	21	1,734,457.39	0.57
45.01 - 50.00	22	1,774,407.69	0.59
50.01 - 55.00	41	3,074,464.06	1.02
55.01 - 60.00	44	3,864,471.25	1.28
60.01 - 65.00	66	5,743,363.31	1.90
65.01 - 70.00	96	7,256,729.06	2.40
70.01 - 75.00	150	10,839,080.82	3.58
75.01 - 80.00	487	35,282,237.64	11.66
80.01 - 85.00	299	14,731,904.65	4.87
85.01 - 90.00	1,995	84,302,183.47	27.86
90.01 - 95.00	1,402	58,936,220.07	19.47
95.01 - 100.00	1,531	70,622,671.53	23.34
Total:	6,228	$302,628,574.41	100.00%

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	2,125	$ 93,948,524.78	31.04%
Rate/term refinance	440	18,488,734.61	6.11
Cash out refinance	3,663	190,191,315.02	62.85
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	5,856	$287,274,133.63	94.93%
Townhouse	15	458,780.03	0.15
Planned Unit Development	2	86,614.29	0.03
Condominium	355	14,809,046.46	4.89
Total:	6,228	$302,628,574.41	100.00%

Geographic Distribution
Top 10 States	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	958	$67,766,264.34	22.39%
Washington	490	22,982,229.97	7.59
Virginia	362	19,662,312.09	6.50
Maryland	396	19,092,757.54	6.31
Oregon	363	16,386,839.64	5.41
Georgia	307	13,307,140.16	4.40
Pennsylvania	376	13,190,241.97	4.36
Florida	232	11,927,343.58	3.94
Colorado	216	10,910,773.73	3.61
Arizona	234	10,542,975.02	3.48
Total:	3,934	$205,768,878.04	67.99%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

FICO Scores
Range of FICO Scores	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
540 – 559	1	$ 30,180.00	0.01%
560 – 579	3	125,457.01	0.04
580 – 599	4	149,887.11	0.05
600 – 619	14	687,854.41	0.23
620 – 639	356	14,172,534.82	4.68
640 – 659	548	23,078,280.41	7.63
660 – 679	832	39,939,662.16	13.20
680 – 699	838	42,426,669.65	14.02
700 – 719	892	45,451,247.36	15.02
720 – 739	823	38,541,840.18	12.74
740 – 759	768	38,804,570.86	12.82
760 – 779	640	31,833,945.01	10.52
780 – 799	422	23,319,636.11	7.71
800 – 819	85	4,025,886.49	1.33
820 – 839	2	40,922.83	0.01
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

HELOC Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Less than – $20,001	1,035	$15,480,076.65	5.12%
$20,001 – $40,000	2,370	68,661,417.25	22.69
$40,001 – $60,000	1,225	58,504,291.22	19.33
$60,001 – $80,000	571	38,369,312.95	12.68
$80,001 – $100,000	496	43,769,091.54	14.46
$100,001 – $120,000	138	14,597,518.61	4.82
$120,001 – $140,000	113	13,973,457.56	4.62
$140,001 – $160,000	91	12,700,324.43	4.20
$160,001 – $180,000	47	7,519,879.67	2.48
$180,000 – $200,000	42	7,615,288.98	2.52
$200,001 – $220,000	23	4,396,741.19	1.45
$220,001 – $240,000	29	6,262,090.08	2.07
$240,001 – $260,000	48	10,779,084.28	3.56
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.00 – 4.99	25	$ 19,830.08	0.01%
5.00 – 9.99	13	72,086.79	0.02
10.00 – 14.99	5	61,477.40	0.02
15.00 – 19.99	5	111,400.62	0.04
20.00 – 24.99	11	180,959.11	0.06
25.00 – 29.99	8	142,918.92	0.05
30.00 – 34.99	8	229,697.19	0.08
35.00 – 39.99	9	211,598.40	0.07
40.00 – 44.99	16	577,287.62	0.19
45.00 – 49.99	15	529,089.39	0.17
50.00 – 54.99	17	867,344.38	0.29
55.00 – 59.99	14	473,358.17	0.16
60.00 – 64.99	16	661,253.37	0.22
65.00 – 69.99	20	1,046,779.71	0.35
70.00 – 74.99	17	642,206.24	0.21
75.00 – 79.99	42	2,032,731.99	0.67
80.00 – 84.99	142	6,453,806.82	2.13
85.00 – 89.99	190	8,959,921.89	2.96
90.00 – 94.99	259	10,891,036.29	3.60
95.00 – 99.99	2,571	115,672,012.24	38.22
100.00	2,825	152,791,777.79	50.49
Total:	6,228	$302,628,574.41	100.00%

Original Term
Original Term to Maturity (Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
240	6,228	$302,628,574.41	100.00%
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Remaining Term to Maturity
Remaining Term to Maturity (Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
235	1,588	$ 72,184,327.15	23.85%
236	871	50,770,676.08	16.78
237	1,936	91,083,536.37	30.10
238	1,833	88,590,034.81	29.27
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

HELOC Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Zero	447	$34,248,354.14	11.32%
0.001 – 0.250	163	12,620,801.57	4.17
0.251 – 0.500	111	8,376,746.36	2.77
0.501 – 0.750	108	8,215,215.98	2.71
0.751 – 1.000	958	40,442,950.70	13.36
1.001 – 1.250	289	15,005,426.77	4.96
1.251 – 1.500	286	14,980,101.38	4.95
1.501 – 1.750	418	18,220,022.77	6.02
1.751 – 2.000	1,388	60,870,776.82	20.11
2.001 – 2.250	297	13,316,990.31	4.40
2.251 – 2.500	200	9,452,879.75	3.12
2.501 – 2.750	385	16,873,423.02	5.58
2.751 – 3.000	253	12,146,298.21	4.01
3.001 – 3.250	143	6,138,357.60	2.03
3.251 – 3.500	153	6,529,107.62	2.16
3.501 – 3.750	225	9,735,198.92	3.22
3.751 – 4.000	238	9,974,213.44	3.30
4.001 – 4.250	81	2,815,097.17	0.93
4.251 – 4.500	35	1,091,980.78	0.36
4.501 – 4.750	26	869,052.85	0.29
4.751 – 5.000	19	584,913.39	0.19
5.001 – 5.250	2	38,790.24	0.01
5.251 – 5.500	2	71,869.61	0.02
5.501 – 5.750	1	10,005.01	0.00
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Current Loan Rates
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.000 and Below	447	$34,248,354.14	11.32%
4.001 – 4.250	163	12,620,801.57	4.17
4.251 – 4.500	111	8,376,746.36	2.77
4.501 – 4.750	108	8,215,215.98	2.71
4.751 – 5.000	958	40,442,950.70	13.36
5.001 – 5.250	289	15,005,426.77	4.96
5.251 – 5.500	286	14,980,101.38	4.95
5.501 – 5.750	418	18,220,022.77	6.02
5.751 – 6.000	1,388	60,870,776.82	20.11
6.001 – 6.250	297	13,316,990.31	4.40
6.251 – 6.500	200	9,411,130.47	3.11
6.501 – 6.750	386	16,939,172.30	5.60
6.751 – 7.000	253	12,146,298.21	4.01
7.001 – 7.250	144	6,187,665.85	2.04
7.251 – 7.500	153	6,529,107.62	2.16
7.501 – 7.750	223	9,661,890.67	3.19
7.751 – 8.000	238	9,974,213.44	3.30
8.001 – 8.250	81	2,815,097.17	0.93
8.251 – 8.500	35	1,091,980.78	0.36
8.501 – 8.750	26	869,052.85	0.29
8.751 – 9.000	19	584,913.39	0.19
9.001 – 9.250	2	38,790.24	0.01
9.251 – 9.500	2	71,869.61	0.02
9.501 – 9.750	1	10,005.01	0.00
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Maximum Loan Rates
Maximum Loan Rate (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
15.000	50	$2,300,429.37	0.76%
16.000	1	60,200.00	0.02
18.000	280	13,822,212.51	4.57
18.950	362	19,662,312.09	6.50
21.000	5,059	244,363,753.90	80.75
25.000	476	22,419,666.54	7.41
Total:	6,228	$302,628,574.41	100.00%

Original Draw Period
Original Draw Period Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
60	5,375	$254,671,601.39	84.15%
120	853	47,956,973.02	15.85
Total:	6,228	$302,628,574.41	100.00%

Remaining Draw Period
Remaining Draw Period Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
55	1,415	$63,136,087.21	20.86%
56	745	42,530,277.31	14.05
57	1,644	74,779,251.79	24.71
58	1,571	74,225,985.08	24.53
115	173	9,048,239.94	2.99
116	126	8,240,398.77	2.72
117	292	16,304,284.58	5.39
118	262	14,364,049.73	4.75
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 1, 2004 (Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2003	6,228	$302,628,574.41	100.00%
Total:	6,228	$302,628,574.41	100.00%

Lien Position
Lien Position	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1st Lien	196	$ 20,258,994.96	6.69%
2nd Lien	6,032	282,369,579.45	93.31
Total:	6,228	$302,628,574.41	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).